EXHIBIT 10.38
EXECUTION VERSION
FIRST AMENDMENT TO REVOLVING LOAN AGREEMENT
(Wachovia/Arbor)
     THIS FIRST AMENDMENT TO REVOLVING LOAN AGREEMENT, dated as of December 24, 2009 (this “Amendment No. 1”), is entered into by and among ARBOR REALTY TRUST, INC., a Maryland corporation, as a borrower (together with its successors and permitted assigns, “ART”), ARBOR REALTY GPOP, INC., a Delaware corporation, as a borrower (together with its successors and permitted assigns, “GPOP”), ARBOR REALTY LPOP, INC., a Delaware corporation, as a borrower (together with its successors and permitted assigns, “LPOP”), ARBOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership, as a borrower (together with its successors and permitted assigns, “ARLP”), ARBOR REALTY SR, INC., a Maryland corporation, as a borrower (together with its successors and permitted assigns, “ARSR”), ARBOR REALTY COLLATERAL MANAGEMENT, LLC, a Delaware limited liability company, as a borrower (together with its successors and permitted assigns, “ARCM”, and, together with ART, GPOP, LPOP, ARLP and ARSR, each as the “Borrower”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Wachovia”), in its capacity as initial lender (together with its successors and assigns in such capacity, the “Lender”) and in its capacity as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement (as defined below).
R E C I T A L S
     WHEREAS, the Borrower, the Lender and the Administrative Agent are parties to that certain First Amended and Restated Revolving Loan Agreement, dated as of July 23, 2009, as amended by this Amendment No. 1, the “Loan Agreement”;
     WHEREAS, the Borrower desires to make certain modifications to the Loan Documents; and
     WHEREAS, the Lender and the Administrative Agent are willing to modify the Loan Documents as requested by the Borrower on the terms and conditions specified herein.
     NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     Section 1. Amendment to Loan Agreement.
     (a) The following definition of “Credit Obligations” is hereby added to Subsection 1.1 of the Loan Agreement:
     ““Credit Obligations”: Defined in the Arbor Credit Agreement.”
     (b) The following definition of “Discounted Payoff Amount” is hereby added to Subsection 1.1 of the Loan Agreement:

     ““Discounted Payoff Amount”: Defined in the Arbor Credit Agreement.”
     (c)The following new Section 2.16 is hereby added to the Credit Agreement:
     “Section 2.16 Discounted Payoff Amount.
     (a) Notwithstanding anything set forth in the Loan Documents to the contrary, subject to the terms of this Section 2.16, Lender will accept the Discounted Payoff Amount in full satisfaction of the Credit Obligations provided, that (i) no Event of Default has occurred and is continuing, (ii) the Lender has received the Discounted Payoff Amount in immediately available funds on or before May 31, 2010 (as such date may be extended as set forth in Section 2.18(b) of the Arbor Credit Agreement, the “Payoff Date”), (iii) the Borrowers and the Guarantors deliver to the Lender and the Administrative Agent on or before the Payoff Date an executed agreement terminating the Loan Documents (subject to any provisions which by the terms expressly survive termination) in the form of Exhibit A attached hereto, and (iv) the conditions set forth in Section 2.18(a) of the Arbor Credit Agreement have been satisfied.
     (b) In the event that any of the conditions set forth in this Section 2.16 are not satisfied on or before Payoff Date (as the same may be extended in accordance with the terms hereof), the Lender shall have no obligation whatsoever under this Section 2.16 or otherwise to accept the Discounted Payoff Amount in satisfaction of the outstanding Credit Obligations. For the avoidance of doubt, until the conditions precedent set forth in this Section 2.16 are satisfied, the Lender and the Administrative Agent shall have the right to exercise all of its rights and remedies under the Arbor Loan Documents, the Loan Documents and Requirements of Law. For the avoidance of doubt, until the Borrowers pay the Discounted Payoff Amount and comply with the other provisions of this Section 2.16, all obligations, duties and agreements of the Borrowers and Guarantors continue to remain in full force and effect.”
     Section 2. [Reserved].
     Section 3. Loan Documents in Full Force and Effect as Modified.
     Except as specifically modified hereby, the Loan Documents shall remain in full force and effect. All references to any Loan Document shall be deemed to mean each Loan Document as modified by this Amendment No. 1. This Amendment No. 1 shall not constitute a novation of the Loan Documents, but shall constitute a modification thereof. The parties hereto agree to be bound by the terms and conditions of the Loan Documents, as modified by this Amendment No. 1, as though such terms and conditions were set forth herein.
     Section 4. Representations.
     Each Borrower represents and warrants, as of the date of this Amendment No. 1, as follows:
     (a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and each jurisdiction where it conducts business;
     (b) the execution, delivery and performance by it of this Amendment No. 1 is within its corporate, company or partnership powers, has been duly authorized and does not contravene (1) its Authority Documents or its applicable resolutions, (2) any Applicable Law or (3) any Contractual Obligation, Indebtedness or Guarantee Obligation;
Amendment No. 1 to
Revolving Loan Agreement
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     (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Amendment No. 1;
     (d) this Amendment No. 1 has been duly executed and delivered by it;
     (e) this Amendment No. 1, as well as each of the Loan Documents as modified by this Amendment No. 1, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;
     (f) no Default or Event of Default exists or will exist after giving effect to this Amendment No. 1; and
     (g) each of the Loan Documents is in full force and effect and no Borrower has any defense, offset, counterclaim, abatement, right of rescission or other claims, actions, causes of action, demands, damages or liabilities of any kind or nature, in all cases whether legal or equitable, available to the Borrower or any other Person with respect to (i) this Amendment No. 1, the Loan Agreement, the Loan Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, (ii) the obligation of the Borrowers to repay the Obligations and other amounts due under the Loan Documents or (iii) the Administrative Agent, the Lenders or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising out of or from or in any way related to or in connection with the Loan Agreement or the Loan Documents, including, without limitation, any action by such Persons, or failure of such Persons to act, under the Loan Agreement or the other Loan Documents on or prior to the date hereof.
     Section 5. Conditions Precedent.
     The effectiveness of this Amendment No. 1 is subject to the following conditions precedent: (i) delivery to the Administrative Agent of this Amendment No. 1 duly executed by each of the parties hereto; (ii) the payment of all reasonable legal fees and expenses of Moore & Van Allen PLLC, as counsel to the Administrative Agent, in the amount to be set forth on a separate invoice; and (iii) delivery to the Administrative Agent of such other documents, agreements or certifications as the Administrative Agent may reasonably require.
     Section 6. Miscellaneous.
     (a) This Amendment No. 1 may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
     (b) The descriptive headings of the various sections of this Amendment No. 1 are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
Amendment No. 1 to
Revolving Loan Agreement
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     (c) This Amendment No. 1 may not be amended or otherwise modified, waived or supplemented except as provided in the Loan Agreement.
     (d) The interpretive provisions of Sections 1.2, 1.3 and 1.4 of the Loan Agreement are incorporated herein mutatis mutandis.
     (e) This Amendment No. 1 represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.
     (f) THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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Amendment No. 1 to
Revolving Loan Agreement
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     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWERS:	ARBOR REALTY TRUST, INC., a Maryland corporation

	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARBOR REALTY GPOP, INC., a Delaware corporation

	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARBOR REALTY LPOP, INC., a Delaware corporation

	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARBOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership

	By:	Arbor Realty GPOP, Inc.,
its General Partner

	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

[Signatures Continued on the Following Page]
Amendment No. 1 to
Revolving Loan Agreement
(Wachovia/Arbor)

THE BORROWERS (cont.):	ARBOR REALTY SR, INC., a Maryland corporation
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARBOR REALTY COLLATERAL MANAGEMENT, LLC, a Delaware limited liability company

	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

[Signatures Continued on the Following Page]
Amendment No. 1 to
Revolving Loan Agreement
(Wachovia/Arbor)

THE LENDER:	WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association
	By:	/s/ John Nelson
		Name:	John Nelson
		Title:	Managing Director

THE ADMINISTRATIVE AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association

	By:	/s/ John Nelson
		Name:	John Nelson
		Title:	Managing Director

Amendment No. 1 to
Revolving Loan Agreement
(Wachovia/Arbor)

Form of Release Agreement
TERMINATION AND RELEASE AGREEMENT
(Wachovia/Arbor Working Capital Facility)
     THIS TERMINATION AND RELEASE AGREEMENT, dated as of [__________], 2010 (this “Release Agreement”), is entered into by and among ARBOR REALTY TRUST, INC., a Maryland corporation, as a borrower (together with its successors and permitted assigns, “ART”), ARBOR REALTY GPOP, INC., a Delaware corporation, as a borrower (together with its successors and permitted assigns, “GPOP”), ARBOR REALTY LPOP, INC., a Delaware corporation, as a borrower (together with its successors and permitted assigns, “LPOP”), ARBOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership, as a borrower (together with its successors and permitted assigns, “ARLP”), ARBOR REALTY SR, INC., a Maryland corporation, as a borrower (together with its successors and permitted assigns, “ARSR”), ARBOR REALTY COLLATERAL MANAGEMENT, LLC, a Delaware limited liability company, as a borrower (together with its successors and permitted assigns, “ARCM”, and, together with ART, GPOP, LPOP, ARLP and ARSR, each as the “Borrower”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Wachovia”), in its capacity as initial lender (together with its successors and assigns in such capacity, the “Lender”) and in its capacity as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and permitted assigns, “Custodian”), as the custodian. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement (as defined below).
R E C I T A L S
     WHEREAS, the Borrower, the Lender and the Administrative Agent are parties to that certain First Amended and Restated Revolving Loan Agreement, dated as of July 23, 2009 (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, including, but not limited to, pursuant to that First Amendment to First Amended and Restated Revolving Loan Agreement dated as of December 24, 2009 (the “First Amendment”), the “Loan Agreement”);
     WHEREAS, the Borrower has requested, and the Lender and the Administrative Agent have agreed, subject to all covenants, terms and conditions provided for in the First Amendment, to accept the Discounted Payoff Amount, which amount is less than the outstanding principal amount of the Loan, in full satisfaction of the Credit Obligations, provided that the Borrowers pay to the Lender such Discounted Payoff Amount and the other amounts required under the First Amendment in a timely manner, the Borrowers execute this Release Agreement and the other requirements of the First Amendment are satisfied;
     WHEREAS, the Custodian is party to a Loan Document and desires to evidence its agreement to the termination set forth herein; and
     WHEREAS, the Borrowers, the Lender, the Administrative Agent and the Custodian desire to terminate their rights, duties and obligations under the Loan Agreement and the other Loan Documents (such terminated documents hereinafter referred to as the “Terminated Documents”; for the avoidance of doubt, agreements evidencing or relating to Borrower-Related Obligations which are unrelated to the
Termination and Release Agreement
(Wachovia/Arbor)

Loan Agreement and/or Loan Documents are not being terminated hereby and are not part of the Terminated Documents).
     NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     Section 1. Release of Lender and Administrative Agent.
     Each Borrower hereby waives, releases and discharges the Lender, the Administrative Agent and the Lender’s and the Administrative Agent’s successors, assigns, affiliates, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages, liabilities, controversies, duties, covenants, responsibilities, obligations, costs, losses and /or expenses of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected, whether existing now or hereafter, arising out of, from or in any way relating to or in connection with, directly or indirectly, the Loan Agreement or the other Loan Documents including, but not limited to, any action or failure to act under the Loan Agreement or the other Loan Documents, on or prior to the date hereof.
     Section 2. Termination of Loan Documents.
     (a) Subject to Section 4 of this Release Agreement, the rights, duties and obligations (except those rights, duties and obligations that expressly survive termination, as set forth in the Terminated Documents) of each party under the Loan Agreement and the other Terminated Documents, are hereby terminated, and each of the parties hereto agrees that all duties and obligations (except such duties and obligations that expressly survive termination, as set forth in the Loan Agreement and the other Terminated Documents) of each party shall be released hereby.
     (b) On and after the effective date of this Release Agreement, the Borrowers and the Custodian shall execute and/or deliver such other certifications, documents and agreements as the Administrative Agent shall from time to time reasonably require to give effect to this Release Agreement.
     Section 3. Representations.
     Each Borrower represents and warrants, as of the date of this Release Agreement, as follows:
     (a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and each jurisdiction where it conducts business;
     (b) the execution, delivery and performance by it of this Release Agreement is within its corporate, company or partnership powers, has been duly authorized and does not contravene (1) its Authority Documents or its applicable resolutions, (2) any Requirements of Law or (3) any Contractual Obligation, Indebtedness or Guarantee Obligation;
     (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Release Agreement;
     (d) this Release Agreement has been duly executed and delivered by it;
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     (e) this Release Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;
     (f) no Borrower has any defense, offset, counterclaim, abatement, right of rescission or other claims, actions, causes of action, demands, damages or liabilities of any kind or nature, in all cases whether legal or equitable, available to any Borrower or any other Person with respect to (i) this Release Agreement, the Loan Agreement, the Loan Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, or (ii) the Administrative Agent, the Lenders or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising out of or from or in any way related to or in connection with the Loan Agreement or the Loan Documents, including, without limitation, any action by such Persons, or failure of such Persons to act, under the Loan Agreement or the other Loan Documents on or prior to the date hereof; and
     (g) the Recitals set forth herein are true and correct.
     Section 4. Conditions Precedent.
     The effectiveness of this Release Agreement is subject to the following conditions precedent: (i) delivery to the Administrative Agent of this Release Agreement duly executed by each of the parties hereto and the Termination and Release Agreement, dated as of the date hereof (the “Credit Agreement Release”), by and among Arbor Realty Funding LLC, as a borrower, ARSR Tahoe, LLC, as a borrower, ARLP, as a borrower and guarantor , ART 450 LLC, as a borrower, ARSR, as a borrower, pledgor and guarantor, Arbor ESH II LLC, as a borrower, ART, as a gurantor, Wachovia Bank, National Association, as a lender and the administrative agent, and Wells Fargo Bank, National Association, as custodian, which agreements shall be held in escrow by the Administrative Agent’s counsel pending satisfaction of the other conditions set forth in this Section 4; (ii) payment to the Lender and the Administrative Agent of the Discounted Payoff Amount in a timely manner and the Borrowers’ satisfaction of all other conditions contained in the First Amendment; (iii) the representations and warranties set forth in Section 3 are true and correct in all material respects; (iv) the payment of all legal fees and expenses of Moore & Van Allen PLLC, as counsel to the Administrative Agent, in the amount to be set forth on a separate invoice; and (v) delivery to the Administrative Agent of such other documents, agreements or certifications as the Administrative Agent may reasonably require. Upon satisfaction of the foregoing conditions, which satisfaction must be confirmed in writing by the Administrative Agent and the Administrative Agent’s release from escrow to all parties copies of this Release Agreement and the Credit Agreement Release executed by all parties, the Borrowers are authorized (at the Borrowers’ expense) to terminate the relevant UCC financing statements filed against the Borrowers in connection with the Terminated Documents and the Custodian is authorized to release to the Borrowers all Mortgage Asset Files and other documents held pursuant to the Custodial Agreement.
     Section 5. Miscellaneous.
     (a) This Release Agreement may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
Termination and Release Agreement
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     (b) The descriptive headings of the various sections of this Release Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
     (c) This Release Agreement may not be amended or otherwise modified, waived or supplemented except as provided in the Loan Agreement.
     (d) The interpretive provisions of Sections 1.2, 1.3 and 1.4 of the Loan Agreement are incorporated herein mutatis mutandis.
     (e) This Release Agreement represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.
     (f) THIS RELEASE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS RELEASE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     (g) Each provision of this Release Agreement shall be valid, binding and enforceable to the fullest extent permitted by Requirements of Law. In case any provision in or obligation under this Release Agreement shall be invalid, illegal or unenforceable in any jurisdiction (either in its entirety or as applied to any Person, fact, circumstance, action or inaction), the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction or as applied to any Person, fact, circumstance, action or inaction, shall not in any way be affected or impaired thereby.
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Termination and Release Agreement
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     IN WITNESS WHEREOF, the parties have caused this Release Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWERS:	ARBOR REALTY TRUST, INC., a Maryland corporation
By:
Name:
Title:

ARBOR REALTY GPOP, INC., a Delaware corporation
By:
Name:
Title:

ARBOR REALTY LPOP, INC., a Delaware corporation
By:
Name:
Title:

ARBOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership

	By:	Arbor Realty GPOP, Inc.,
its General Partner

By:
Name:
Title:

[Signatures Continued on the Following Page]
Termination and Release Agreement
(Wachovia/Arbor)

THE BORROWERS (cont.):	ARBOR REALTY SR, INC., a Maryland corporation
By:
Name:
Title:

ARBOR REALTY COLLATERAL MANAGEMENT, LLC, a Delaware limited liability company
By:
Name:
Title:

[Signatures Continued on the Following Page]
Termination and Release Agreement
(Wachovia/Arbor)

THE LENDER:	WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association
By:
		Name:	John Nelson
		Title:	Managing Director

THE ADMINISTRATIVE AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association

By:
		Name:	John Nelson
		Title:	Managing Director

[Signatures Continued on the Following Page]
Termination and Release Agreement
(Wachovia/Arbor)

THE CUSTODIAN:	WELLS FARGO BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

Address for Notices:

Wells Fargo Bank, National Association
1055 10th Avenue SE
Minneapolis, Minnesota 55414
Attention:	Karolyn Kleingartner
Trust Officer
Facsimile No:	(612) 466—5416
Confirmation No:	(612) 466—5895
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